FINANCIAL INVESTORS TRUST

Grandeur Peak Global Opportunities Fund

Grandeur Peak International Opportunities Fund

SUPPLEMENT DATED MARCH 30, 2015 TO THE PROSPECTUS DATED AUGUST 31, 2014, AS SUPPLEMENTED

Grandeur Peak Global Opportunities Fund

The fourth paragraph under the Caption titled “Principal Investment Strategies – Grandeur Peak Global Opportunities Fund” under the Section titled “Investment Objectives and Principal Strategies” on page 15 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets include all countries currently excluded from the Morgan Stanley World Index of developed markets. These companies typically are domiciled in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

Grandeur Peak International Opportunities Fund

The third paragraph under the Caption titled “Principal Investment Strategies – Grandeur Peak International Opportunities Fund” under the Section titled “Investment Objectives and Principal Strategies” on page 16 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund may invest a significant amount of its total assets (10% to 60% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets. Emerging and frontier markets include all countries currently excluded from the Morgan Stanley World Index of developed markets. These companies typically are domiciled in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

* * *

Please retain this supplement for future reference.